Supplement to the
Fidelity® High Yield Factor ETF
December 29, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contract” section.

The following table provides information relating to other accounts managed by Mr. Karam as of December 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	4	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$9,437	$1,303	$411
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® High Yield Factor ETF ($14 (in millions) assets managed).

As of December 31, 2018, the dollar range of shares of Fidelity® High Yield Factor ETF beneficially owned by Mr. Karam was none.

HIEB-19-01 1.9893609.100	March 5, 2019